EXHIBIT 32.02

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Colonial Commercial Corp. (the “Company”) for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Salek, Chief Financial Officer of the Company, certify, pursuant to section 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) and 15(d) ofthe Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects,the financial condition and results of operations of the Company.

By:	/s/ William Salek

Name:	William Salek
Chief Financial Officer

March 30, 2006